UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 1, 2015

CARLISLE COMPANIES INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1—9278	31—1168055
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11605 North Community House Road, Suite 600 Charlotte, North Carolina	28277
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (704) 501-1100

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.             Completion of Acquisition or Disposition of Assets.

On April 1, 2015, Carlisle Companies Incorporated, a Delaware corporation, and Carlisle Fluid Technologies, Inc., a Delaware corporation and a wholly owned subsidiary of Carlisle (collectively, “Carlisle”) and Graco Inc., a Minnesota corporation, and Finishing Brands Holdings Inc., a Minnesota corporation and a wholly owned subsidiary of Graco Inc. (collectively, “Graco”), and certain of their respective subsidiaries, completed the transactions contemplated by the Asset Purchase Agreement, dated October 7, 2014, between Carlisle and Graco (including all schedules, exhibits and other agreements attached thereto or made a part thereof, and as amended by a certain Amendment No. 1 to Asset Purchase Agreement, dated March 6, 2015, the “Purchase Agreement”).

Pursuant to the Purchase Agreement, Carlisle, through certain of its subsidiaries, acquired, for cash consideration of $590 million (subject to certain adjustments for the levels of cash, indebtedness and working capital at closing), the worldwide liquid finishing systems and products business which was acquired by Graco on April 2, 2012 pursuant to an Asset Purchase Agreement, dated as of April 14, 2011, between Graco and certain of its subsidiaries and Illinois Tool Works Inc. and certain of its subsidiaries, as amended by a certain First Amendment to Asset Purchase Agreement, dated April 2, 2012.

Item 7.01.             Regulation FD Disclosure.

On April 1, 2015, Carlisle announced the closing of the transaction contemplated by the Purchase Agreement.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
99.1	Press Release of Carlisle Companies Incorporated issued on April 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 1, 2015

CARLISLE COMPANIES INCORPORATED

	By:	/s/ Steven J. Ford
Steven J. Ford
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Carlisle Companies Incorporated issued on April 1, 2015